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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 12, 1999


                        GENTLE DENTAL SERVICE CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Washington                    000-23673               91-1577891
-------------------------------      -----------           ------------------
(State or other jurisdiction of      (Commission             (IRS Employer
 incorporation or organization)        File No.)           Identification No.)

  222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245-4340
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(Address of principal executive offices)                            (Zip Code)

                                   (310) 765-2400
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               (Registrant's telephone number, including area code)

                                      No Change
-------------------------------------------------------------------------------
               (Former name, former address and former fiscal year,
                           if changed since last report)


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ITEM 5.   OTHER EVENTS

     On March 12, 1999, Gentle Dental Service Corporation ("GDSC") released its financial numbers for the fourth quarter and year ended 1998. Additionally, InterDent, Inc. released a Supplemental Pooled Statement of Operation for each of the quarters and year ended 1998, which includes the combined operations of GDSC and Dental Care Alliance, accounted for as a pooling-of-interest, for those periods. The press release containing the financial numbers of DCA and InterDent, Inc. is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 12, 1999

                                         GENTLE DENTAL SERVICE CORPORATION


                                         By   /s/ Michael T. Fiore
                                            ----------------------------------
                                            Michael T. Fiore
                                            Chairman, President
                                            and Chief Executive Officer


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                                EXHIBIT INDEX

Exhibit No. Description

99.1  Press Release issued March 12, 1999